                            LEADER MUTUAL FUNDS LOGO

                      SUPPLEMENT DATED SEPTEMBER 20, 2000
                                     TO THE
            LEADER MUTUAL FUNDS PROSPECTUSES DATED SEPTEMBER 1, 2000

     Notwithstanding references to any different times under "Pricing of Fund Shares," the net asset value ("NAV") is determined at 3 p.m. Eastern time (2 p.m. Central time) for the LEADER Money Market Fund and LEADER Treasury Money Market Fund, and at 12:30 p.m. Eastern time (11:30 a.m. Central time) for the LEADER Tax-Exempt Money Market Fund, on all days (except for Columbus Day and Veterans' Day) when the New York Stock Exchange is open for regular trading.